BETWEEN:

                        TRADE WIND COMMUNICATIONS LIMITED

                                      AND:

                          TRADE WIND GROUP PTY LIMITED

                                      AND:

                              SILER VENTURES, INC.

                                      AND:

                  ATLANTIC INTERNATIONAL CAPITAL HOLDINGS, LTD








                                MERGER AGREEMENT



                                 WATSON MANGIONI
                        Corporate and Commercial Lawyers
                                    Level 10
                              15 Castlereagh Street
                                 Sydney NSW 2000
                              Telephone: 9231 5755
                                 Fax: 9231 5231
                                  DX 530 Sydney
                                 Ref: PAV 98 246

THIS MERGER AGREEMENT is made on       January 1 999

BETWEEN:       TRADE WIND COMMUNICATIONS LIMITED (ARBN 076 753 083) of
               Level 27, Grosvenor Place, 225 George Street, Sydney, New South Wales, 2000, Australia ("TWC");

AND: TRADE WIND GROUP PTYLIMITED (ACN 003 607 074) of Level 27, Grosvenor Place, 225 George Street, Sydney, New South Wales, 2000 ("TWG");

AND: SILER VENTURE, INC. of PO Box 100, Smelterville, Idaho 83868 United States of America ("SVI");

AND: ATLANTIC INTERNATIONAL CAPITAL HOLDINGS, LTD of Reid House 31 Church Street Hamilton Bermuda ("AICH").

RECITALS

A. TWC is the legal and beneficial owner of all of the issued share capital of TWG.

B. TWC and SVI have agreed to complete a merger of SVI with TWG by TWC selling and SVI buying all of the issued share capital of TWG and in turn issuing shares to TWC on the terms and conditions of this Agreement.

1.       DEFINITIONS & INTERPRETATION

1.1      Definitions

In this Agreement:

"Accretions" means all accretions, rights or benefits of whatever kind attaching to or arising from shares directly or indirectly including, without limitation, all dividends or other distributions and all rights to receive any dividends or other distributions or to receive or subscribe for shares, stock units, notes, bonds, options or other securities;

"Affiliate" means an "affiliate" within the meaning of Rule 144 of the 1933 Act;

"AICH Agreement" means the agreement between "AICH and SVI in substantially the form of Schedule 4;

"AICH Warranties" means the warranties given by "AICH under Clause 8.2;

"Announcement" means the announcement referred to in Clause 9.1(a);

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"Associate"  has  the  meaning  given  to it in  Part  1.2,  Division  2 of  the
Corporations Law;

"Auditor" means the auditor of TWG at the date of this Agreement;

"BCSC" means the British Columbia Securities Commission;

"Business Day" means any day (other than a Saturday or a Sunday) on which banks are open for general banking business in Vancouver, Canada;

"Claim" against any person, means any claim, action, proceeding, demand, judgment, damage, loss, cost, expense or liability whatever incurred or suffered by or brought or made or recovered against the person and however arising (whether or not presently ascertained, immediate, future or contingent);

"Completion" means:

(a)      completion of the buyback of TWG Shares in accordance with Clause 3.1;

(b) the sale of 1 TWG Share by TWC to SVI and the subscription for TWG Shares by SVI in accordance with Clause 4.1;

(c)      the issue of the Merger Securities in accordance with Clause 5;

(d)      entry into the Transaction Documents in accordance with Clause 7;

"Completion Date" means the date Completion takes place;

"Conditions" means the conditions specified in Clause 11;

"Confidential Information" means all trade secrets, all financial, marketing and technical information, ideas, concepts, know-how, technology, processes and knowledge which is confidential or of a sensitive nature, but excludes that which is in the public domain;

"Corporations Law" means the Corporations Law (NSW);

"Dictaphone Business" means the business of distribution, service and support of products of Dictaphone Corporation US in Australia conducted by TWC;

"Distribution" means:

(a) a dividend (which includes, without limitation, an issue of shares in lieu of a cash dividend and credited as fully or partly paid out of profits or reserves); and

(b) any other distribution (which, without limitation, includes a capital distribution, a cash distribution, a distribution of property or rights or any other benefit whatsoever),

given or made available to any holder of SVI Shares in its capacity as such by SVI or any other person and made, paid or credited in respect of any SVI Shares;

"Employment Agreements" means employment agreements between SVI and each of:

(a)      Nick Bird;

(b)      Chris Walton;

(c)      Simon Anderson; and

(d)      Frank Favretto,

with such remuneration and on such terms as may be recommended by the Remuneration Committee;

"Encumbrance" means a mortgage, charge, pledge, lien, encumbrance, equity, adverse interest, option or other third party claim;

"Exchange" means the American Stock Exchange, The NASDAQ Stock Market, Inc. Small-Cap Market or such other exchange agreed by the Parties after the date of this Agreement;

"Governmental Agency" means any government or any governmental, semigovernmental or judicial entity or authority (domestic or foreign). It also includes any self-regulatory organisation established under statute or any securities exchange;

"Insolvency Event" means in relation to a Party:

(a) an order is made or an application is made for the winding up of the Party and that order or application is not withdrawn or set aside by the Completion Date;

(b) a liquidator or provisional liquidator of the Party is made or appointed or an application is made for the appointment of a liquidator or provisional liquidator and that application is not withdrawn or set aside by the Completion Date;

(c) an effective resolution is passed for the winding up of the Party or a meeting is convened for the purpose of considering any such resolutions and that meeting has not been held by the Completion Date;

(d) the Party is placed under any formal or informal kind of insolvency administration or a meeting is convened for the purpose of considering the appointment of an insolvency administrator;

(e) a receiver of the main undertaking, property or material assets of the Party is appointed or any step is taken for the appointment of such a receiver or execution or distress or any other process is levied or attempted or imposed against any of the main undertaking, property or material assets of the Party;

(f) the Party stops payment or in the opinion of the other Party stops payment or ceases to carry on the whole or any material part of its business or threatens to do so;

(g) an order for payment is made or judgement is entered or signed against the Party in an amount of not less than $50,000 and is not satisfied, stayed or set aside within 5 Business Days;

(h) the Party becomes insolvent or unable to pay its debts or (if the Corporations Law applies in determining the matter) would be deemed to be unable to pay its debts as and when they fall due; or

(i) a compromise or arrangement is proposed with or becomes effective in relation to the creditors or any class of creditors of the Party or the Party proposes a reorganization, moratorium or other administration involving its creditors or any class of its creditors;

"Issuer Bid" means the issuer bid and share buyback referred to in Clause 14.2;

"Listing Rules" means the listing rules of VSE;

"Management Agreement" means the management agreement between TWC and TWG in substantially the form set out in Schedule 5;

"Merger" means the transactions contemplated by this Agreement including without limitation:

(a)      the sale and purchase of TWG;

(b)      the execution of the Transaction Documents; and

(c)      the issue of the Merger Securities;

"Merger Information" means all information released publicly or to shareholders of TWC in relation to the Merger;

"Merger Securities" means SVI Shares to be issued pursuant to Clause 5.2;

"1933 Act" means the Securities Act of 1933 (USA);

"1934 Act" means the Securities Exchange Act of 1934 (USA);

"Placement" means the private placement of up to 1,000,000 SVI Shares to subscribers reasonably acceptable to TWC and "AICH to be completed within 60 days of Completion to raise gross proceeds (after deduction of all finder's fees, agent costs and fees payable to "AICH under the "AICH Agreement) of not less than US$3,660,000;

"Promissory  Note" means a promissory note in substantially  the form set out in
Schedule 6;

"Purchase Price" means the amount determined by the Auditor to be the fair market value of the ordinary shares in the capital of TWG held by TWC immediately prior to completion of the share buyback under Clause 3.1;

"Recipient" means a Party to which a Warranty is given.

"Related Body Corporate" of a body corporate means another body corporate which is related to the first within the meaning of Section 50 of the Corporations Law;

"Remuneration Committee" means the remuneration committee established by the directors of TWC in 1998 to review the remuneration and terms of employment of executives of the TWC Group;

"SEC" means the Securities and Exchange Commission;

"Securities Act" means the Securities Act 1985 (British Columbia);

"Security" has the meaning given in Section 92 of the Corporations Law;

"Subsidiary" has the same meaning as in Section 46 of the Corporations Law;

"SVI Shares" means shares of common stock of $0.001 par value in the capital of SVI;

"SVI Warranties" means the warranties given by SVI under Clause 8.3;

"Tax" means any tax, levy, impost, deduction, assessment, contribution, charge, rate, duty, withholding or other duty which is assessed or imposed under the Tax Act and any related interest, penalty, fine, charge, fee, additional tax or other amount assessed or imposed in relation thereto;

Transaction Documents" means:

(a)      the Employment Agreements;

(b)      the "AICH Agreement; and

(c)      the Management Agreement;

"TWC Group" means TWC and its Subsidiaries;

"TWC Shares" means ordinary shares of $0.01 par value in the capital of TWC;

"TWC Warranties" means the warranties given by TWC under Clause 8.1;

"TWG Shares" means ordinary shares in the capital of TWG;

"VSE" means the Vancouver Stock Exchange;

"Warranting Party" means a Party who gives a Warranty; and

"Warranty" means a representation or warranty under this Agreement including, without limitation, under Clause 8.

1.2      Interpretation

In this Agreement unless the contrary intention appears:

(a) reference to a Clause, Schedule, Annexure or Appendix is a reference to clause of or schedule, annexure or appendix to this Agreement and references to this Agreement include any Recital, Schedule, Annexure or Appendix;

(b) a reference to this Agreement or another instrument includes any variation or replacement of either of them;

(c) a reference to a statute, ordinance, code or other law includes, without limitation, regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(d)      the singular includes the plural and vice versa;

(e) the word person includes a firm, a body corporate, an unincorporated association or an authority;

(f) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and assigns;

(g) an agreement, representation or warranty in favour of 2 or more persons is for the benefit of them jointly and severally;

(h) an agreement, representation or warranty on the part of 2 or more persons binds them jointly and severally;

(i) a reference to "$~, "US$", "dollars" means the lawful currency of the United States of America;

(j) a reference to "A$" means the lawful currency of the Commonwealth of Australia;

(k) a reference to a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later;

(l)      a reference to time is Vancouver time;

(m) if an act prescribed under this Agreement to be done by a Party on or by a given day is done after 5.00pm on that day, it is taken to be done on the next day;

(n) if an event must occur on a stipulated day which is not a Business Day then the stipulated day will be taken to be the next Business Day;

(o) "include" (in any form) when introducing a list of items does not limit the meaning of the words to which the list relates to those items or to items of a similar kind;

(p) a reference to "the best of the knowledge and belief" of any person means "the best of the knowledge and belief after due inquiry where knowledge or suspicion of a fact would prompt enquiry by a reasonable person" of such person; and

(q) a reference to a breach of any of the Warranties includes any representation under this Agreement by any Party being untrue.

2.       OBJECTIVES

2.1      Objectives

The Parties agree that the primary objectives of the Parties in entering this Agreement are that:

(a)      SVI will acquire all the issued TWG Shares from TWC;

(b)      SVI will issue the Merger Securities to TWC;

(c)      the Parties will enter into the Transaction Documents; and

(d) SVI will complete the Placement and will apply for listing and quotation of SVI Shares on an Exchange as soon as possible after Completion.

2.2      Timing

For the avoidance of doubt, the transactions set out in Clauses 3-5 take place in the same order as the transactions steps are set out in Clauses 3-5.

3.       TWG BUYBACK AND SHARE ISSUE

3.1      Buyback

Before Completion, TWC must sell to TWG and TWG must purchase all but one issued TWG Share held by TWC for the Purchase Price.

3.2      Payment of Purchase Price

On Completion, TWG must endorse the Promissory Note issued in accordance with Clause 3.5 to TWC in full satisfaction of its obligation to pay the Purchase Price under Clause 3.1.

3.3      SVI Application

(a) SVI applies for the issue of the number of TWG Shares determined in Accordance with Clause 3.3(b) for the Purchase Price, agrees to be bound by the constitution of TWG and replaceable rules applicable to TWG and consents to the entry of its name in the register of members of TWG.

(b) The number of TWG Shares to be issued to SVI will be equal to the Purchase Price divided by $1.00.

3.4      Issue

TWG must allot and issue to SVI the TWG Shares in accordance with Clause 3.3 on Completion.

3.5      Payment of Subscription Monies

SVI must satisfy its obligations to pay the subscription monies for the TWG Shares on Completion by issuing the Promissory Note in favour of TWG.

3.6      Ranking

The TWG Shares to be allotted pursuant to this Clause 4 must rank pari passu with all TWG Shares on issue and must be allotted free from all Encumbrances.

4.       TWG SHARE SALE

4.1      Sale to SVI

On Completion, TWC must sell to SVI and SVI must purchase one TWG Share for the fair market value of the TWG Share on the Completion Date as determined by the Auditor.

4.2      No Encumbrances

The TWG Share must be transferred free from any Encumbrance and with all Accretions, rights and benefits of whatever kind.

5.       SVI SHARE AND OPTION ISSUE

5.1      TWC Application

TWC applies for the issue of the 8,800,000 SVI Shares for the Purchase Price, agrees to be bound by the articles of incorporation and bylaws of SVI and consents to the entry of its name in the shareholder registry of SVI.

5.2      Issue

SVI must allot and issue the 8,800,000 SVI Shares in accordance with this Clause 5 on Completion.

5.3      Payment of Subscription Monies

TWC must satisfy its obligations to pay the Purchase Price on Completion by endorsing the Promissory Note received under Clause 3.2 in favour of SVI.

5.4      Ranking

The Merger Securities to be allotted pursuant to this Clause 5 must rank pari passu with . all SVI Shares on issue and must be allotted free from all Encumbrances.

5.5      Option Issue

On Completion, SVI must grant options to acquire SVI Shares to the nominees of TWC on the following terms:

(a) the maximum number of options to be granted under this Clause 5.5 is the number determined in accordance with the following formula:

         WO = 2,000,000 + TO x 8,800,000
                                        TC
|
         Where:

         WO is the number of options to acquire SVI Shares to be issued under this Clause 5.5;

         TO is the greater of the number of options to acquire TWC Shares on issue as at Completion and the value of options which the Securities Act and the Listing Rules permit TWC to issue as at Completion; and

         TC is the number of TWC Shares on issue on Completion;

(b) the exercise price for an option to acquire SVI Shares will be the equivalent in US$ of C$1.99 on the date of exercise; and

(c) in all other respects are on identical terms to the terms of options to acquire TWC Shares granted to beneficiaries of the TWC Incentive Stock Option Trust, amended as necessary to reflect the requirements of United States Federal law or such other terms as may be agreed by TWC and SVI.

5.6      Dictaphone Sale

(a) TWC agrees to sell and TWG agrees to buy all right, title and interest of TWC in the Dictaphone Business for consideration of A$1.00;

(b) On Completion, TWC must assign to TWG and TWG must accept the assignment of all right, title and interest of TWC in any contract or other asset relating in any way to the Dictaphone Business including, without limitation, the contract between TWC and Dictaphone Corporation US dated 15 August 1997 and employment agreements with all current TWC employees;

6.       COMPLETION

6.1      Place

Completion will take place at 2 pm on the date 1 Business Day after the date the last of the Conditions is satisfied or waived, at the offices of Harry Winderman Esq. 2295 Corporate Boulevard, Suite 140, Boca Raton, Florida, 33431, United States of America, or as the Parties may otherwise agree.

6.2      SVI Obligations

On Completion, SVI must:

(a)      deliver the Promissory Note to TWG in accordance with Clause 3.5;

(b)      issue and allot the Merger Securities to TWC;

(c)      deliver a share certificate in respect of the Merger Securities to TWC;

(d)      enter TWC in the shareholder registry of SVI;

(e) procure that the directors of SVI on Completion comprise:

         a.       3 nominees of TWC being Nick Bird,  Simon  Anderson  and Frank
                  Favretto;

         b.       1 nominee of "AICH and

         c.       1 independent director acceptable to TWC and "AICH

(f) deliver to TWC an officers certificate in a form acceptable to TWC confirming that immediately prior to Completion the total number of outstanding shares of SV is not more than 500,000; and

(g) execute and deliver any other document reasonably required by a Party which is necessary or desirable to give effect to the transactions contemplated by Clauses #7.

6.3      TWG Obligations

On Completion TWG must:

(a)      issue and allot the TWG Shares to SVI in accordance with Clause 3.4;

(b) deliver a share certificate in respect of the T W G Shares to be issued under Clause 3.4 to SVI;

(c)      enter SVI in the register of members of TWG;

(d) deliver the Promissory Note to TWC, endorsed in favour of TWC in accordance with Clause 3.2; and

(e) execute and deliver any other document reasonably required by a Party which is necessary or desirable to give effect to the transactions contemplated by Clauses 3-7.

6.4      TWC Obligations

(a)      On Completion, TWC must give to TWG the following documents:

         a. share certificates for all TWG Shares to be transferred under Clause 3.1;

         b. completed transfers of all TWG Shares to be transferred under Clause 3.1;

         c. a copy of all business records maintained by TWC in respect of the Dictaphone Business;

         d. a duly executed assignment of all contracts relating to the Dictaphone Business in favour of TWG; and

         e. any other document reasonably required by SVI which is necessary or desirable to give effect to the transaction contemplated by Clauses 3-7.

(b) On Completion, TWC must give or make available to SVI:

         a. all share certificates for the T W G Share to be transferred under Clause 4.1;

         b. an instrument of transfer in registrable form duly executed by TWC in favour of SVI;

         c. if required by SVI, the minute books, share certificate books, share transfer ledgers and corporate seals of TWG;

         d. if required by SVI, resignations in a form reasonably acceptable to SVI of all directors and secretaries of TWG and its Subsidiaries;

         e. a copy of the certificate of incorporation of TWG certified by a secretary as being true, complete and correct;

         f. a copy of the constitution of TWG, certified by a secretary as being true, complete and correct;

         g. the Promissory Note endorsed in favour of SVI in accordance with Clause 5.3; and

         h. any other document reasonably required by SVI which is necessary or desirable to give effect to the transactions contemplated by Clauses 3-7.

(c) On or before Completion, TWC must ensure that resolutions are passed by the board of TWG to approve the registration of the transfer of the TWG Shares to TWG and SVI as contemplated by Clauses 3 and 4 subject to delivery up to TWG of duly executed transfers of the TWG Shares and the share certificates in respect of the TWG Shares and, on Completion, must deliver to SVI a copy of that resolution certified by an officer of TWG.

7.       COMMITMENT TO ENTER INTO TRANSACTION DOCUMENTS

7.1      Employment Agreements

Completion is subject to execution of the Employment Agreements.

7.2      AICH Agreement

Completion is subject to execution of the "AICH Agreement by SVI and "AICH.

7.3      Management Agreement

Completion is subject to execution of the Management Agreement.

7.4      Commitment

Each Party must itself enter into the Transaction Documents on Completion in which it is named as a party and TWC must procure the execution of the Employment Agreements by all persons named as a party other than SVI.

8.       WARRANTIES, REPRESENTATIONS & INDEMNITIES

8.1      TWC Warranties

TWC gives the representations and warranties set out in Schedule 1 to each of SVI and "AICH

8.2      AICH Warranties

"AICH gives the representations and warranties set out in Schedule 2 to TWC and SVI.

8.3      SVI Warranties

SVI gives the representations and warranties set out in Schedule 3 to each of TWC and "AICH I

8.4      Limitation for Knowledge

A Warranting Party is not liable to a Recipient for any Claim suffered or incurred by it, whether directly or indirectly, in relation to any inaccuracy in or breach of any of the Warranties if, before the date of this Agreement, that Recipient was aware (as a result of its due diligence enquiries or disclosures made in writing to the Recipient) of a matter and that such matter has given rise or may thereafter give rise to the Claim.

8.5      Reliance

Each Warranting Party acknowledges that it has made and given the Warranties with the intention of inducing the Recipient to enter into this Agreement and that the Recipients have entered into this Agreement in full reliance on the Warranties given by that Warranting Party.

8.6      Timing

Each Warranting Party gives its respective Warranties on the date of this Agreement and on the Completion Date.

8.7      Indemnity

(a) Each Warranting Party unconditionally and irrevocably undertakes to indemnify and keep indemnified the Recipients and to hold it harmless from and against and in an amount equal to all Claims suffered or incurred by it whether directly or indirectly in relation to any inaccuracy in or breach of any of the Warranties given by it.

(b) No Party is obliged to indemnify the Recipients under Clause 8.7(a) to the extent that the Recipient of that Warranty recovers any amount of a Claim under an insurance policy from third parties or otherwise receives a Tax deduction, rebate or other benefit.

8.8      Threshold

(a) No Warranting Party will have any liability in respect of any Claim in respect of a Warranty it has given unless the aggregate amount of all Claims by a Recipient in respect of all breaches of Warranties that Warranting Party has given in favour of that Recipient finally adjudicated or agreed as being payable in respect of the Claims exceeds $100,000.

(b) Once that threshold is exceeded, a Recipient of the Warranties given by that Warranting Party will be entitled to recover the amount of any liability to it. In determining if the threshold is exceeded, prior Claims made against that Warranting Party under this Agreement by that Recipient will be aggregated with the relevant Claim in question.

8.9      A Warranting Party is not liable to any Recipient for any Claim unless:

(a) written notice has been given to the Warranting Party setting out specific details of the Claim within 12 months from the Completion Date; and the Claim is agreed,

(b) the Claim is agreed, compromised or settled or the Recipient has issued and served legal proceedings against the Warranting Party in respect of the Claim within 6 months of giving notice in respect of the Claim under Clause 8.9(a).

9.       ANNOUNCEMENTS

9.1      Public Announcement & Disclosure

(a) The Parties acknowledge that, as soon as reasonably practicable after execution of this Agreement, and in any event not later than 1 Business Day after execution of this

         Agreement, TWC will release an announcement regarding the Merger and the terms of the Agreement in order to satisfy its disclosure obligations under the Listing Rules and the Securities Act.

(b) All Parties must provide to TWC and permit the disclosure of such information relating to the business conducted by that Party which TWC may reasonably require for the purpose of satisfying its obligations under the Listing Rules and the Securities Act from time to time.

(c) TWC must consult with "AICH and SVI with respect to the preparation of the Announcement and must in good faith have regard to the reasonable requests of "AICH and SVI regarding the Announcement.

(d) In the event of dispute between TWC and "AICH and SVI regarding the form or content of the Announcement or the requirements of the Listing Rules and/or the Securities Act the determination of TWC regarding disclosure will be final.

9.2      Responsibility for Merger Information

(a) The provisions of this Clause 9.2 apply where a third party makes a Claire against a Party or their respective officers and advisers in relation to a matter disclosed or omitted to be disclosed in the Merger Information.

(b) TWC will be responsible for and will indemnify and hold harmless "AICH and SVI and the directors, officers, employees, agents, representatives and advisers of each of them from all Claims suffered or incurred to third parties for information provided or omitted to be provided by or on behalf of TWC for the purposes of preparing and distributing the Merger Information.

(c) SVI will be responsible for and will indemnify and hold harmless each of TWC and "AICH and the directors, officers, employees, agents, representatives and advisers of TWC and "AICH from all Claims suffered or incurred to third parties for information provided or omitted to be provided by or on behalf of SVI for the purposes of preparing and distributing the Merger Information.

(d) "AICH will be responsible for and will indemnify and hold harmless each of TWC and SVI and the directors, officers, employees, agents, representatives and advisers of TWC and SVI from all Claims suffered or incurred to third parties for information provided or omitted to be provided by or on behalf of "AICH for the purposes of preparing and distributing the Merger Information.

(e) Each Party holds the benefit of the indemnities under Clauses 9.4(b) to 9.4(d) for itself and for the benefit of its respective directors, officers, employees, agents, representatives and advisers.

10.      CONDUCT OF BUSINESS PENDING COMPLETION

10.1     General Conduct of TWC Business

Until Completion unless SVI otherwise approves (such approval not to be unreasonably withheld or delayed), TWC must procure that the TWC Group (other than TWC) carries on its business in the ordinary course of usual business and in a normal, proper and efficient manner.

10.2     Consultation

Until Completion, TWG must:

(a) notify SVI as to all material decisions concerning the operation of its business;

(b) not make any material changes to the operation of its business unless SVI approves (such approval not to be unreasonably withheld or delayed);

(c) provide to SVI copies of all significant reports relating to the affairs of all members of the TWC Group prepared by or for the management of TWC at the same time as the reports are provided to senior management of that company or TWC; and

(d) instruct the management of each member of the TWC Group of the requirements of this Clause 10.

10.3     Specific Matters

Until Completion, unless SKI approves (such approval not to be unreasonably withheld or delayed) or except as contemplated by this Agreement, TWC must not permit or suffer any member of the TWC Group (other than TWC) to:

(a)      increase, reduce or otherwise alter its share capital;

(b) issue, sell, purchase, redeem or otherwise acquire any shares, other securities or equity interests or grant any options for the issue of any shares, other securities or equity interests;

(c) declare, make or pay any dividends, bonuses or other distributions to shareholders;

(d) do any act or thing or suffer or permit any omission in contravention or breach of any of the provisions of any exchange control regulation, taxation or revenue statute;

(e) do any act or thing or permit any omission which would make any policy of insurance written for the benefit of any member of the TWC Group void or voidable or do anything that would mean any existing policy is not in full force land effect at Completion;

(f) do any act or thing the doing or suffering of which, or permit any omission which, is or could be a breach of:

         a.       any industrial or similar award;

         b. any determination or order of any tribunal, person or body empowered to determine any dispute relating to the rights or duties of any member of the TWC Group or of any trade union or member of a trade union, pursuant to any industrial or similar award;

         c. any term contained or implied in any industrial agreement between any member of the TWC Group and any trade or labour union;

         d. any term contained or implied in any agreement between any member of the TWC Group and any of the employees of any member of the TWC Group; or

         e. which leads or is likely to or could lead to any industrial action or cause any labour problems of whatever nature;

(g) pass any special resolution other than special resolutions to approve all transactions in any way related to the Acquisition;

(h) enter into any hire purchase, leasing or credit sale agreement in respect of an item the value of which exceeds $100,000;

(i)      make a distribution or revaluation of assets;

(j) except in the normal and ordinary course of business or as recommended by the Remuneration Committee, enter into any contract involving total expenditure in excess of $100,000 or not capable of termination on 90 days notice or less or any service, employment or other agreement not capable of termination on 30 days notice or less;

(k) except in the normal and ordinary course of business enter into any transactions exceeding $100,000;

(l) except in the normal and ordinary course of business, create any encumbrances over or declare itself trustee of any asset;

(m) purchase or sell any asset for more than $100,000 or total assets for more than $100,000 except in the normal and ordinary course of business;

(n) make or agree to make any alteration to the remuneration or terms of employment of any employee earning more than $100,000 per annum otherwise than in the ordinary and normal course of business;

(o) except in the normal and ordinary course of business, assume any liability exceeding $100,000 or give any bank guarantee;

(p) enter into any profit sharing, revenue sharing, cash flow sharing or profit participation agreement with any person except in the ordinary course of business;

(q)      alter its constitution; or

(r)      agree, whether in writing or otherwise, to do any of the above,

and TWC must ensure that no member of the TWC Group (other than TWC) takes any of the above actions.

10.4     General Conduct of the SVI Business

Until Completion unless TWC otherwise approves (such approval not to be unreasonably withheld or delayed), SVI must carry on its business in the ordinary course of usual business and in a normal, proper and efficient manner.

10.5     Consultation

Until Completion, SVI must:

(a) notify TWC as to all material decisions concerning the operation of its business;

(b) not make any material changes to the operation of its business without the prior approval of TWC;

(c) provide to TWC copies of all significant reports relating to the affairs of all members of SVI prepared by or for the management of SVI at the same time as the reports are provided to senior management of SVI; and

(d)      instruct the management of SVI of the requirements of this Clause.

10.6     Specific Matters

Until Completion, unless TWC otherwise approves (such approval not to be unreasonably withheld or delayed) or except as contemplated by this Agreement, SVI must not:

(a)      increase, reduce or otherwise alter its share capital;

(b) issue, sell, purchase, redeem or otherwise acquire any SVI Shares or other Securities or grant any options for the issue of SVI Shares or issue any securities with rights of conversion to SVI Securities or agree to do any of the foregoing;

(c) declare, make or pay any dividends, bonuses or other distributions to shareholders;

(d) do any act or thing or suffer or permit any omission in contravention or breach of any of the provisions of any exchange control regulation, taxation or revenue statute;

(e) do any act or thing or permit any omission which would make any policy of insurance written for the benefit of SVI void or voidable or do anything that would mean any existing policy is not in full force and effect at Completion;

(f) do any act or thing the doing or suffering of which, or permit any omission which, is or could be a breach of:

         a.       any industrial or similar award;

         b. any determination or order of any tribunal, person or body empowered to determine any dispute relating to the rights or duties of SVI or of any trade union or member of a trade union, pursuant to any industrial or similar award;

         c. any term contained or implied in any industrial agreement between SVI and any trade or labour union;

         d. any term contained or implied in any agreement between SVI and any of the employees of SVI; or

         e. which leads or is likely to or could lead to any industrial action or cause any labour problems of whatever nature;

(g)      pass any special resolution;

(h) enter into any hire purchase, leasing or credit sale agreement in respect of an item the value of which exceeds $100,000;

(i)      make a distribution or revaluation of assets;

(j) except in the normal and ordinary course of business, enter into any contract involving total expenditure in excess of $100,000 or not capable of termination on a 90 days notice or less or any service, employment or other agreement not capable of termination on 30 days notice or less;

(k) except in the normal and ordinary course of business enter into any transactions exceeding $100,000;

(l) except in the normal and ordinary course of business, create any encumbrance over or declare itself trustee of any asset;

(m) purchase or sell any asset for more than $100,000 or total assets for more than $100,000 except in the normal and ordinary course of business;

(n) make or agree to make any alteration to the remuneration or terms of employment of any employee earning more than $100,000 per annum otherwise than in the ordinary and normal course of business;

(o) except in the normal and ordinary course of business assume any liability exceeding $100,000 or give any bank guarantee;

(p) enter into any revenue sharing, cashflow sharing, profit sharing or profit participation agreement with any person except in the ordinary course of business;

(q)      alter its articles of incorporation or bylaws; or

(r)      agree, whether in writing or otherwise, to do any of the above.

10.7     Transaction Documents

(a) SVI must not, from the date of this Agreement until the earlier of termination of this Agreement and Completion, enter into any contract which is inconsistent with the proposed rights of TWC under the Transaction Documents.

(b) TWC must not, and must procure that each member of the TWC Group does not, from the date of this Agreement until the earlier of termination of this Agreement and Completion, enter into any contract which is inconsistent with the proposed rights of SVI under the Transaction Documents.

10.8     OTC Bulletin Board

Until Completion, SVI agrees that it must use its reasonable endeavours to maintain inclusion and the quotation of SVI Shares on the OTC bulletin board.

10.9     SVI Access

Until  Completion  TWG must procure that its  Subsidiaries  allow the  officers,
employees,   counsel,   agents,   investment  bankers,   accountants  and  other
representatives of SVI to:

(a) have free and full access to their respective plant, properties, books and records;

(b)      make extracts from the copies of such books and records; and

(c) provide SVI with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities or future prospects of TWG and its Subsidiaries as SVI from time to time may reasonably request, provided that this access does not materially interfere with the then business operations of TWC and its Subsidiaries.

10.10    TWC Access
Until Completion, SVI must allow the officers, employees, counsel, agents, investment bankers, accountants and other representatives of TWC to:

(a)      free and full access to its plant, properties, books and records;

(b)      make extracts from the copies of such books and records; and

(c) provide TWC with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities or future prospects of SVI as TWC may from time to time may reasonably request, provided that this access does not materially interfere with the then business operations of SVI.

10.11     Advice of Changes

Until Completion, each Party must immediately advise the other Parties in a detailed written notice of any material fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which:

(a) (if existing and known at the date of this Agreement) would have been required to be set out or disclosed in this Agreement;

(b) (if existing and known at any time prior to or at Completion) would make the performance by any Party of a material obligation contained in this Agreement impossible or make performance materially more difficult than in the absence of such fact or occurrence; or

(c) (if existing and known at Completion) would cause a material condition to any Party's obligations under this Agreement not to be fully satisfied.

11.      CONDITIONS PRECEDENT

11.1     Conditions

Completion and the conclusion of the transactions comprising the Merger contemplated by this Agreement is conditional on:

(a) satisfaction of all requirements of the Corporations Law for completion of the buyback of TWG Shares under Clause 3;

(b) receipt by TWC of written confirmation of approval of the Merger and all of the transactions contemplated by this Agreement by the VSE and the BCSC (if required);

(c) no occurrence of a material adverse change affecting the assets, liabilities or prospects of the business of TWC or SVI between the date of this Agreement and the Completion Date;

(d) approval of the Merger and each transaction contemplated by this Agreement by shareholders of SVI in general meeting for all purposes (if required by the laws of the place of incorporation of SVI);

(e) the grant of all necessary regulatory approvals for the Merger and each transaction contemplated by this Agreement;

(f) completion of due diligence enquiries regarding TWC to the full satisfaction of AICH and SVI;

(g) completion of due diligence enquiries regarding SVI to the full satisfaction of each of TWC and AICH

(h) completion of an audited consolidated balance sheet as at 30 June 1998 and profit and loss account for the period to 30 June 1998 for the TWC Group which is acceptable to AICH and SVI in their absolute discretion,

(i) completion of an audited consolidated balance sheet as at 31 December 1999 and profit and loss account for the period to 31 December 1999 for SVI which is acceptable to AICH and TWC in their absolute discretion;

(j) receipt by TWC of an opinion from counsel for SVI authorised to practice in the United States of America confirming that:

         a. SVI is a corporation validly existing and in good standing under the laws of the State of Idaho, United States of America, with all requisite corporate power and authority to own, lease, licence and use its properties and assets and to carry on the business in which it is engaged as at the date of this Agreement;

         b. SVI is duly qualified to transact the business in which it is engaged as at the date of this Agreement;

         c. the authorised and outstanding capital stock of SVI is 1,100,000 ordinary shares of common stock (of which not more than 600,000 are held by AICH and its Affiliates) and all the outstanding shares of capital stock of SVI are validly authorised, validly issued, fully paid and non-assessable; and

         d. this Agreement has been duly authorised, executed and delivered by SVI, constitutes the legal, valid and binding obligation of SVI and (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally) this Agreement and each Transaction Document is enforceable as to SVI in accordance with its terms;

(k) receipt by SVI of an opinion from counsel for TWC authorised to practice in Bermuda confirming that:

         a. TWC is a corporation validly existing and in good standing under the laws of Bermuda, with all requisite corporate power and authority to own, lease, licence and use its properties and assets and to carry on the business in which it is engaged as at the date of this Agreement;

         b. TWC is duly qualified to transact the business in which it is engaged as at the date of this Agreement; and

         c. this Agreement has been duly authorised, executed and delivered b, TWC, constitutes the legal, valid and binding obligation of TWC and (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally) is enforceable as to TWC in accordance with its terms;

(l) receipt by TWC or SVI (as the case may be) of such other documents as that Party may reasonably request from the other party or "AICH in order to enable that Party to determine whether the conditions to
         Completion have been met or otherwise to carry out the provisions of this Agreement or implement any transactions related to those contemplated by this Agreement;

(m) no legal proceeding relating to or seeking to prohibit or otherwise challenge the consummation of the transactions contemplated by this Agreement or to obtain substantial damages with respect thereto have been instituted or threatened;

(n) completion of a capital raising by SVI to raise net proceeds of not less than $250,000 with the only condition to the release of the proceeds of the raising being Completion;

(o) the total number of outstanding shares of SVI immediately prior to Completion being not more than 1,100,000 ordinary shares (of which not more than 600,000 are held by or on behalf of "AICH and its Affiliates) and delivery of an officers certificate in a form acceptable to TWC confirming this fact; and

(p) receipt by TWC of such other documents executed by AICH as TWC may require regarding the performance of AICH's obligations under the Consulting Agreement.

11.2     Satisfaction of Conditions

Each of the Parties must use their best endeavours to obtain the fulfilment of the Conditions as soon as practicable.

11.3     Waiver

(a) The Conditions set out in Clauses 11.1(a)-(b) and (c) in the case of SVI, may be waived by TWC in its absolute discretion.

(b) The Conditions set out in Clauses 11.1(c) in the case of TWC, and (d) may be waived by SVI in its absolute discretion.

(c) All other Conditions may only be waived by agreement of the Parties.

12.      TERMINATION

12.1     Termination Events

         If:

(a) any Condition is not fulfilled or waived by 13 January 1999 (or such later date agreed by the Parties);

(b) a Party commits a material breach of this Agreement which remains unremedied for 10 Business Days after the notice of the breach is served on the Party in default; or

(c)      an Insolvency Event occurs with respect to a Party,

then, if the Party who seeks to terminate the Agreement has complied with its obligations under Clause 11.2 and, in the case of Clause 12.1(b) is not the Party in breach, this Agreement may be terminated at any time before Completion on not less than 2 Business Days notice given by that Party to the others.

12.2     Materiality

For the purposes of this Clause 12, Material means material to the decision of a prudent intending purchaser of the business of the TWC Group or business of SVI (as the case may be), in the circumstances of the Party not in breach, in determining whether or not to proceed with the Acquisition on the terms and subject to the conditions of this Agreement.

12.3     Rights on Termination

If this Agreement is terminated under this Clause 12, in addition to any other rights, powers or remedies provided by law:

(a) each Party is released from its obligations to further perform the Agreement except those under Clauses 13.1 and 13.2; and

(b) each Party retains the rights it has against any other Party in respect of any past breach.

13.      INTENTIONALLY DELETED

14.      POST-COMPLETION UNDERTAKINGS

14.1     Application for Listing

(a) SVI must use its best endeavours to satisfy the listing requirements of the Exchange and must promptly apply for listing of SVI and quotation of SVI Shares on an Exchange as soon as possible and in any event within 60 days after completion of the Placement.

(b) Each of "AICH and TWC must provide to SVI and permit the disclosure of all information relating to the business conducted by that Party which SVI may reasonably require and will otherwise co-operate with SVI in the preparation of an application for listing of SVI and quotation SVI Shares on an Exchange including, without limitation, compliance with continuous disclosure obligations imposed by the Exchange or the security laws and regulations of the jurisdiction in which the Exchange operates.

(c) Each of "AICH and TWC must promptly advise SVI if any information provided to SVI under Clause 14.1(a) becomes inaccurate or incomplete in any material respect and to provide the information needed to correct that inaccuracy.

14.2     Acknowledgment

(a) TWC acknowledges that the 1933 Act, 1934 Act and "AICH may require TWC to Accept restrictions on its ability to re-sell the Merger Securities.

(b) TWC and "AICH must use their best endeavours to negotiate the terms of re-sale restrictions for the Merger Securities having regard to current market practice in the securities industry in the United States of America and the transactions contemplated by this Agreement.

(c) Any agreement reached under clause 14.1(b) must permit TWC to undertake an exchange of Merger Securities held by TWC for the transfer and cancellation of TWC Shares held by TWC shareholders in accordance with the issuer bid provisions of the Securities Act and the share buy-back provisions of the Corporations Law and may require agreement to the imposition of comparable re-sale restrictions on those TWC shareholders who participate in the Issuer Bid and who following completion of the Issuer Bid would constitute an Affiliate of SVI.

15.      COSTS AND STAMP DUTY

15.1     Costs

(a) Subject to Clause 15.1(b), SVI must pay all reasonable costs associated with the preparation, negotiation and execution of this Agreement and the Transaction Documents and related in any way to completion of the Transactions contemplated by this Agreement including, without limitation, legal fees on a solicitor - own client basis incurred by TWC, TWG and AICH.

(b) The Parties acknowledge that TWC has paid up to US$5,000 to meet expenses associated with preparation of any registration statement required to be filed with the SEC to permit TWC to re-sell the Merger Securities in the United States of America and admission of

         SVI to the official list of an Exchange and quotation of the Merger Securities on an Exchange. "AICH must pay the balance of all such costs.

15.2     Stamp Duty

SVI must bear all stamp duty payable on this Agreement and each document and/or transaction contemplated by it.

16.      INTENTIONALLY DELETED

17.      INTENTIONALLY DELETED

18.      NOTICES

18.1     Notices

A notice,  approval,  consent  or other  communication  in  connection  with the
Agreement:

(a)      must be in writing;

(b)      must be marked for the attention of the persons specified below; and

(c) must be left at the address of the addressee, or sent by prepaid security post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee which is specified in this Clause or if the addressee notifies another address or facsimile number then to that address or facsimile number.

The address, and facsimile of each party is:

TWC:
Address:                   Level 27, Grosvenor Place
                           25 George Street
                           Sydney NSW 2000
                           Australia
Facsimile:                 (612) 9250 8890
Attention:                    Nick Bird

SVI:
Address:

Facsimile:
Attention:

AICH
Address:                   2200 Corporate Boulevard
                           Suite 200, Boca Raton
                           Florida, 33431
                           United States of America
Facsimile:                 (1 561) 393 1485
Attention:                 Richard lamunno

18.2 A notice, approval, consent to other communication takes effect from the time it is received unless a later time is specified in it.

18.3     Receipt

A letter or facsimile is taken to be received:

(a)      where delivered by hand, at the time of delivery;

(b) where dispatched by facsimile transmission, 24 hours after the time recorded on the transmitting machine unless:

         a. within those 24 hours the intended recipient has informed the sender that the transmission was received in an incomplete or garbled form; or

         b. the transmission result report of the sender indicates a faulty or incomplete transmission;

         (c) where dispatched by security post, on acknowledgment of receipt by or behalf of the recipient,

but if any delivery or receipt is on a day other than a Business Day or is later than 4.00 pm (local time) on any day, the notice will be vacant to be received on the next Business Day.

19.      ASSIGNMENT

A Party may not assign its rights under this Agreement without the consent of the other Party.

20.      GENERAL

20.1     Exercise of Rights

A Party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a Party does not prevent a further exercise of that or of any other right, power or remedy. Failure by a Party to exercise or delay in exercising a right, power or remedy does not prevent its exercise.

20.2     Waiver & Variation

A provision of or a right created under this Agreement may not be:

(a)      waived except in writing signed by the Party granting the waiver; or

(b) varied except in writing signed by the Parties.

20.3     Approvals & Consents

A Party may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion unless this Agreement expressly provides otherwise. 1 20.4 Remedies

20.4     Remedies Cumulative

Except as provided in this Agreement, the rights, powers and remedies provided in this Agreement are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this Agreement.

20.5     No Merger

The provisions of this Agreement do not merge on Completion.

20.6     Survival of Indemnities

Each indemnity in this Agreement is a continuing obligation, separate and independent from the other obligations of the Parties and survives Completion and otherwise survives termination of this Agreement.

20.7     Enforcement of Indemnities

It is not necessary for a Party to incur an expense or make payment before enforcing a right of indemnity conferred by this Agreement.

20.8     Further Assurances

Each Party agrees, at its own expense, on the request of any other Party, to do everything reasonably necessary to:

(a)      give effect to this Agreement;

(b)      give  effect  to  the  transactions   contemplated  by  this  Agreement
         including, without limitation:

         a.       the acquisition;

         b.       the execution of the Transaction Documents; and

         c.       the issue of securities; and

(c) to use all reasonable endeavours to cause relevant third parties to give effect to t the transactions contemplated by Clauses 20.8(a) and 20.8(b).

20.9     No Representation or Warranties

Each Party acknowledges and represents and warrants to the other that in entering into this Agreement it has not relied on any representations or warranties about its subject matter given by any person except as provided in this Agreement.

21.      GOVERNING LAW

21.1     Governing Law

(a) This Agreement and the transactions contemplated by this Agreement are governed by the law in force in the State of New South Wales.

(b) Each Party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the State of New South Wales.

EXECUTED as an Agreement.

SIGNED by TRADE WIND        )
COMMUNICATIONS LIMITED      )
in the presence of          )


------------------------------               ------------------------------
Director/Secretary                           Director


------------------------------               ------------------------------
Name (please print)                          Name (please print)

SIGNED for and on behalf of         )
TRADE WIND GROUP PTY                )
LIMITED in the presence of :        )


------------------------------               ------------------------------
Director/Secretary                           Director


------------------------------               ------------------------------
Name (please print)                          Name (please print)



SIGNED for and on behalf of         )
SILER VENTURE, INC. by its          )
attorney in the presence of:        )


------------------------------               ------------------------------
President/Director                           Witness


------------------------------               ------------------------------
Name (please print)                          Name (please print)



SIGNED for and on behalf of         )
ATLANTIC I INTERNATIONAL            )
CAPITAL HOLDINGS, LTD               )
by its attorney in the presence of: )


------------------------------               ------------------------------
Witness                                      Director


------------------------------               ------------------------------
Name (please print)                          Name (please print)

                                   SCHEDULE 1

                        TWC Representations & Warranties

TWC represents and warrants that:

(a) TWC has been duly incorporated as a company in accordance with the laws of the Bermuda and is validly existing under those laws;

(b) it has power to enter into and perform its obligations under this Agreement and, on satisfaction of the Conditions, the Transaction Documents;

(c) it has in full force and effect all authorizations necessary to enter into this Agreement and, on satisfaction of the Conditions, the Transaction Documents, perform its obligations under this Agreement and the Transaction Documents and allow this Agreement and the Transaction Documents to be enforced;

(d) its obligations under this Agreement are valid and binding and are enforceable against it in accordance with its terms;

(e) on execution, its obligations under the Transaction Documents will be valid and binding and will be enforceable against it in accordance with its terms;

(f) the execution, delivery and performance of this Agreement and, on satisfaction of the Conditions, the Transaction Documents and compliance with the provisions of this Agreement and the Transaction Documents by TWC will not:

         a. violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or any governmental body, the violation of which would have a material adverse impact on the financial condition or business of TWC;

         b. conflict with or result in any breach of any terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under any material agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or leases) to which TWC is a party or under which TWC or any of its assets is bound or affected; or

         c. result in the creation of lien, security interest, charge or encumbrance upon any of the properties or assets of TWC;

(g) it has the power and authority to own and operate its properties and assets and to carry on its business as now conducted and is proposed to be conducted in accordance with this Agreement;

(h) it is qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on its business or properties;

(i) except as set out in this Agreement there is no action, suit, proceeding or investigation pending or to TWC's knowledge, currently threatened against TWC which questions the validity of this Agreement or the Transaction Documents or the right of TWC to enter into this Agreement or the Transaction Documents, or to consummate the transactions contemplated by this Agreement or the Transaction Documents, or result in any change in the current equity ownership of TWC, nor is TWC aware that there is any basis for the foregoing. TWC is not a party to any order, writ, injunction, judgment or decree of any court;

(j) except as set out in TWC's Balance Sheet as at 30 June 1998 and provided to SVI and "AICH prior to execution of this Agreement (the ~TWC Balance Sheets), TWC has not incurred any unpaid indebtedness for money borrowed or any other liabilities, contingent or otherwise;

(k) it maintains and consistently applies and will continue to maintain and consistently apply a standard system of accounting established and administered in accordance with general accepted accounting principles;

(l) it has filed all tax returns and reports as required, and within the time prescribed, by law, including without limitation, all federal, state and local income, excise or franchise tax returns, real estate and personal property tax returns, sales tax returns, payroll tax returns and other tax returns or reports of a crime to be filed by it. These returns and reports are true and correct in all material respects;

(m) it has paid or made provision for the payment of all accrued and un-paid taxes and other charges to which TWC is subject and which are not currently due and payable;

(n) the income tax returns of TWC have never been audited by the Australian Taxation Office and TWC has not agreed to an extension of the statute of limitation with respect to any of its tax years;

(o) neither the Australian Taxation Office nor any other taxing authority is now asserting, nor is threatening to assert against TWC any deficiency or claim for additional taxes or interest or penalties in connection with that such deficiency, nor does such deficiency or claim or basis of such deficiency or claim exist;

(p) it understands that the representations and warranties given in this Agreement are deemed material and have been relied on by SVI and AICH

(q) no representation or warranty by TWC in this Agreement and no written statement contained in any document, certificate or other writing delivered by TWC to SVI or "AICH contains any untrue statement of material fact or omits to state any material fact necessary to make such statements, in light of the Circumstances under which they were made, not misleading.

(r) to the best of the knowledge and belief of TWC, all information:

         a. which a reasonably prudent purchaser (in the circumstances of TWC) and its professional advisers would reasonably require for the purpose of making an informed assessment of whether or not to proceed with the Acquisition regarding the assets and liabilities, financial position and profits and losses of the TWC; and

         b.       which has been sought by SVI or its professional advisers,

         has been disclosed to TWC or its professional advisers;

(s) to the best of the knowledge and belief of TWC all information given by TWC and its professional advisers to SVI and its professional advisers in the course of negotiations leading to this Agreement and Completion is true and accurate in all respects;

(t) to the best of the knowledge and belief of TWC none of the information given by TWC and its professional advisers to SVI and its professional advisers in the course of negotiations leading to this Agreement and Completion is misleading in any particular, whether by omission or otherwise.

                                   SCHEDULE 2

                        AICH Representations & Warranties


AICH represents and warrants that:

(a) AICH has been duly incorporated as a company in accordance with the laws of the Bermuda and is validly existing under those laws;

(b) it has power to enter into and perform its obligations under this Agreement and, on satisfaction of the Conditions, the Transaction Documents;

(c) it has in full force and effect all authorizations necessary to enter into this Agreement and, on satisfaction of the Conditions, the Transaction Documents, perform its obligations under this Agreement and the Transaction Documents and allow this Agreement and the Transaction Documents to be enforced;

(d) its obligations under this Agreement are valid and binding and are enforceable against it in accordance with its terms;

(e) on execution, its obligations under the Transaction Documents will be valid and binding and will be enforceable against it in accordance with its terms;

(f) the execution, delivery and performance of this Agreement and, on satisfaction of the Conditions, the Transaction Documents and compliance with the provisions of this Agreement and the Transaction Documents by "AICH will not:

         a. violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or any governmental body, the violation of which would have a material adverse impact on the financial condition or business of "AICH

         b. conflict with or result in any breach of any terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) default (or give rise to any right of termination, cancellation or acceleration), under any material agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or leases) to which "AICH is a party or under which "AICH or any of its assets is bound or affected; or

         c. result in the creation of lien, security interest, charge or encumbrance upon any of the properties or assets of AICH;

(g) except as set out in this Agreement there is no action, suit, proceeding or investigation pending or to AlCH's knowledge, currently threatened against AICH which questions the validity of this Agreement or the Transaction Documents or the right of "AICH to enter into this Agreement or the Transaction Documents, or to consummate the transactions contemplated by this Agreement or the Transaction Documents, or result in any change in the current equity ownership of "AICH nor is "AICH aware that there is any basis for the foregoing. "AICH is not a party to any order, writ, injunction, judgment or decree of any court;

(h) it understands that the representations and warranties given in this Agreement are deemed material and have been relied on by TWC and SVI;

(i) no representation or warranty by "AICH in this Agreement and no written statement contained in any document, certificate or other writing delivered by "AICH to TWC or SVI contains any untrue statement of material fact or omits to state any material fact necessary to make such statements, in light of the circumstances under which they were made, not misleading.

(j) to the best of the knowledge and belief of "AICH all information given by AICH and its professional advisers to TWC and its professional advisers in the course of negotiations leading to this Agreement and Completion is true and accurate in all respects;

(k) to the best of the knowledge and belief of "AICH none of the information given by AICH and its professional advisers to TWC and its professional advisers in the course of negotiations leading to this Agreement and Completion is misleading in any particular, whether by omission or otherwise.

                                   SCHEDULE 3

                        SVI Representations & Warranties

Each of the Principals and SVI represents and warrants that:

(a) SVI has been duly incorporated as a company in accordance with the laws of the State of Idaho and is validly existing under those laws;

(b) it has power to enter into and perform its obligations under this Agreement and, on satisfaction of the Conditions, the Transaction Documents;

(c) it has in full force and effect all authorizations necessary to enter into this Agreement and, on satisfaction of the Conditions, the Transaction Documents, perform its obligations under this Agreement and the Transaction Documents and allow this Agreement and the Transaction Documents to be enforced;

(d) its obligations under this Agreement are valid and binding and are enforceable against it in accordance with its terms;

(e) on execution, its obligations under the Transaction Documents will be valid and binding and will be enforceable against it in accordance with its terms;

(f) the execution, delivery and performance of this Agreement and, on satisfaction of the Conditions, the Transaction Documents and compliance with the provisions of this Agreement and the Transaction Documents by SVI will not:

         a. violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or any governmental body, the violation of which would have a material adverse impact on the financial condition or business of SVI;

         b. conflict with or result in any breach of any terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) default (or give rise to any right of termination, cancellation or acceleration), under any material agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or leases) to which SVI is a party or under which SVI or any of its assets is bound or affected; or

         c. result in the creation of lien, security interest, charge or encumbrance upon any of the properties or assets of SVI;

(g) it has the power and authority to own and operate its properties and assets and to carry on its business as now conducted and is proposed to be conducted in accordance with this Agreement;

(h) it is qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on its business or properties;

(i) it has delivered to TWC true, correct and complete copies of its Certificate of Incorporation and the By-Laws in effect on the date of this Agreement;

(j) immediately prior to Completion, the authorised and outstanding capital of SVI is 1,100,000 ordinary shares of common stock;

(k) except as disclosed in writing to TWC and "AICH prior to execution of this Agreement there are:

         a. no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements pursuant to which SVI is or may be obligated to issue, sell or repurchase any securities of SVI;

         b. no restrictions on the transfer of SVl's capital stock imposed by its by-laws or any agreement to which SVI is a party, in the order of any court or governmental agency to which SVI is subject, or any statute other than those imposed by relevant state and federal securities law;

         c. no cumulative voting or pre-emptive rights for any of SVl's capital stock;

         d. no registration rights under the 1934 Act with respect to SVl's capital stock;

         e. no anti-dilution adjustment provisions or similar rights with respect to the outstanding securities of SVI which will be triggered by the issue of the securities contemplated by this Agreement;

         f. no voting trusts or agreements, shareholders agreements, pledge agreements, by-sell rights, rights of first offer, negotiation or refusal or proxies or similar arrangements relating to any securities of SVI to which SVI is a party; and

         g. (vii) to the best of SVl's knowledge and belief, no options or other rights to purchase securities from its shareholders granted by such shareholders;

(l) it has never owned nor does it presently own or control, directly or indirectly, any other corporation, association, or other business entity and has never owned or controlled and does not currently own or control, directly or indirectly, any capital stock or other ownership interests, directly or indirectly, in any corporation, association, partnership, trust, joint venture, or other entity than otherwise as envisaged under this Agreement;

(m) except as set out in this Agreement there is no action, suit, proceeding or investigation pending or to the knowledge of SVI or the Principals, currently threatened against SVI which questions the validity of this Agreement or the Transaction Documents or the right of SVI to enter into this Agreement or the Transaction Documents, or to consummate the transactions contemplated by this Agreement or the Transaction Documents, or result in any change in the current equity ownership of SVI, nor is SVI or a Principal aware that there is any basis for the foregoing. SVI is not a party to any order, writ, injunction, judgment or decree of any court;

(n) except as set out in SVl's Balance Sheet as at 30 December 1998 (the SVI Balance Sheet"), SVI has not incurred any unpaid indebtedness for money borrowed or any other liabilities, contingent or otherwise;

(o) since the date of the SVI Balance Sheet, SVI has conducted no operations;

(p) except as set forth in the SVI Balance Sheet, SVI has no liabilities, contingent or otherwise and SVI is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

(q) it maintains and consistently applies and will continue to maintain and consistently apply a standard system of accounting established and administered in accordance with general accepted accounting principles;

(r) it has filed all tax returns and reports as required, and within the time prescribed, by law, including without limitation, all federal, state and local income, excise or franchise tax returns, real estate and personal property tax returns, sales tax returns, payroll tax returns and other tax returns or reports of a crime to be filed by it. These returns and reports are true and correct in all material respects;

(s) it has paid or made provision for the payment of all accrued and un-paid taxes and other charges to which SVI is subject and which are not currently due and payable;

(t) the Federal income tax returns of SVI have never been audited by the Internal Revenue Service and SVI has not agreed to an extension of the statute of limitation with respect to any of its tax years;

(u) neither the Internal Revenue Service nor any other taxing authority is now asserting, nor is threatening to assert against SVI any deficiency or claim for additional taxes or interest or penalties in connection with that such deficiency, nor does such deficiency or claim or basis of such deficiency or claim exist;

(v) the stock consolidation and stock split implemented by SVI prior to Completion to ensure the total outstanding shares of common stock of SVI is 1,100,000 has been undertaken in accordance with the certificate of incorporation and bylaws of SVI and is compliant in all respects with requirements of the laws of the place of incorporation of SVI and any other laws or regulations binding on SVI;

(w) it understands that the representations and warranties given in this Agreement are deemed material and have been relied on by TWC and "AICH

(x) no representation or warranty by SVI in this Agreement and no written statement contained in any document, certificate or other writing delivered by SVI to TWC or AICH contains any untrue statement of material fact or omits to state any material fact necessary to make such statements, in light of the circumstances under which they were made, not misleading.

(y) to the best of the knowledge and belief of SVI, all information,.

         a. which a reasonably prudent purchaser (in the circumstances of SVI) and its professional advisers would reasonably require for the purpose of making an informed assessment of whether or not to proceed with the Acquisition regarding the assets and liabilities, financial position and profits and losses of the SVI; and

         b.       which has been sought by TWC or its professional advisers,

         has been disclosed to SVI or its professional advisers;

(z) to the best of the knowledge and belief of SVI all information given by SVI and its professional advisers to TWC and its professional advisers in the course of negotiations leading to this Agreement and Completion is true and accurate in all respects;

(aa) to the best of the knowledge and belief of SVI none of the information given by SVI and its professional advisers to TWC and its professional advisers in the course of negotiations leading to this Agreement and Completion is misleading in any particular, whether by omission or otherwise.
                                   SCHEDULE 4

                                 AICH Agreement

                              CONSULTING AGREEMENT

         This Agreement is effective as of the day of January, 1999, by and between SILER VENTURE, INC. (the "Company"), and ATLANTIC INTERNATIONAL CAPITAL HOLDINGS, LTD., a Bermuda corporation (the "Consultant").

         WHEREAS, the Company is a publicly held company; and

         WHEREAS, the Consultant is in the business of assisting public companies in financial relations; and

         WHEREAS, the Company desires to retain Consultant to provide certain specified services for the Company, including without limitation the services outlined on Exhibit A.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       Duties and Involvement

         a. The Company hereby engages Consultant to provide financial and public relations services set out below and in Exhibit A (the "Services"). Such services will generally include advice to and consulting with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and/or services. Consultant will also provide additional services to the Company, including broker relations, the preparation of necessary or desirable public and private securities offering and registration documents in consultation with the Company and format of due diligence meetings, and attendance at conventions and trade shows and do all other things required by the Company to enable registration of securities of the Company. Consultant shall be responsible for all expenses incurred in connection with providing services to the Company. Consultant shall perform finders duties in the good faith effort to arrange the private placement of ordinary shares of Company common stock to raise gross proceeds of not less than US$3,660,000.00, after reduction for customary direct selling expenses ("Private Placement"). The Private Placement shall require a minimum issue price of US$3.00 per share for the Company's common stock other than in respect of issue referred to in Clause 2(a).

         b. Consultant acknowledges that neither Consultant nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

2.       Term

         This Agreement shall continue until twelve (12) months from date of execution. This Agreement shall terminate prior to that date at the election of the Company by written notice to Consultant in the event:

         a. Consultant does not introduce to the Company persons or entities that purchase a minimum of 300,000 shares of common stock of the Company at a minimum per share price of $2.50 to provide net proceeds of not less than $750,000 available to the Company by no later than January 31, 1999;

         b. Consultant does not introduce to the Company persons or entities that purchase a minimum 1,000,000 shares of common stock of the Company to provide net proceeds of not less than $3,660,000 available to the Company within 70 days of the date of this Agreement or such later date as may be fixed by the Company;

         c.       Consultant breaches a material term of this Agreement;

         d. Any representation given by Consultant to the Company is or becomes incorrect or misleading in a material respect; or

         e. Consultant becomes unable to pay its debts as and when it falls due, a resolution is passed or any steps are taken to wind up Consultant, an administrator, receiver, liquidator, provisional liquidator or other external controller is appointed to the Company or in respect of any of its assets.

3.       Compensation

         As total and complete consideration for the Services to be provided by Consultant to the Company, and provided that Consultant has not materially breached this Agreement, the Consultant or its designee shall receive:

         a. Eight (8%) Percent of the net offering proceeds from the Private Placement received by the Company from those investors introduced by the Consultant to the Company; and

         b. US$5,000.00 per month payable on the seventh day of each month hereafter. In addition, Consultant shall be reimbursed for all reasonable out-of-pocket expenses incurred by Consultant with respect to the Services (other than relating to the Private Placement) provided those expenses have been approved by the Company and Trade Wind Communications Limited before being incurred.

4.       Services Not Exclusive

         Consultant shall devote such time and effort as necessary to discharge its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement, subject to the other terms and conditions hereof shall not be restricted from engaging in other business activities during the term of this Agreement.

5.       Confidentiality

         Consultant acknowledges that it will have access to confidential information regarding the Company and its businesses. Consultant agrees that it will not, during or subsequent to the term of this Agreement, use, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its businesses, including, but not limited to, the products, financial information, ideas, and other trade secrets of the Company, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof, and any other information identified by the Company as confidential except as expressly authorised by the Company.

6.       Assignment

         This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

7.       Representations

Consultant represents to the Company that the Consultant holds all necessary authorizations and licences required by United States Federal or State law necessary to enable it to undertake its obligations in accordance with this Agreement. The Consultant acknowledges that the Company has entered into this Agreement in reliance on this representation.

8.       Indemnification

         a. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to make the statements contained therein not misleading, and will reimburse the Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based, in whole or in part, upon an untrue statement, or omission or alleged omission from the Registration Statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company by the Consultant. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         b. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such untrue statement or omission is made or omitted in whole or in part in reliance upon and in conformity with information furnished to the Company by Consultant. Consultant will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity agreement will be in addition to any liability which the Consultant may have.

         c. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, in so far as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any breach of a representation by the Consultant under this Agreement or any breach of an obligation of the Consultant under this Agreement.

         d. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise that under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notified an indemnifying party of the Commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         9. Notices - All notices required or permitted to be given under with Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) five (5) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to the Consultant et the address set forth beneath the signature line, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

10. Entire Agreement - This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

11. Non-waiver - A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

12. Headings - Headings in this Agreement are for convenience only and shall not be use Id to interpret or construe its provisions.

13. Counterparts - This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

14. Binding Effect - The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

15. Severability - If any provision of this Agreement or application thereof to any . person or circumstance shall be deemed or held to be invalid, illegal, or unenforceable to any extent, the remainder of this Agreement shall not tee affected end the application of such affected provision shall be enforced to the greatest extent possible under law.

16.      Restrictions -

         a. Company states and represents that there are no S-8 registrations in effect or contemplated.

         a. Company states and represents that there are no Regulation-S placements in effect or contemplated.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first above written.

SILER VENTURE, INC.                              ATLANTIC INTERNATIONAL
                                                 CAPITAL HOLDINGS, LTD.

By: /s/ Matt Ott                                 By:/s/ Richard Iammuno
    ----------------                                ----------------------

     Matt Ott                                    Richard Iammuno
     --------                                    ---------------
     President/Director                          Director


                                    EXHIBIT A

DIRECT MAIL CAMPAIGN

         The Company, with Consultant's advice, will choose one of two possible publications for direct mail purposes. By _____________, a four page, four color direct mail lead generation piece highlighting the Company and benefits of owning the Company's stock will be created and mailed to 100, 000 selected investors. This piece, printed either on heavy gloss, includes a postage paid business reply card or an identifying telephone number enabling investors to respond immediately. The second is a 4-color, 2-page 250,000 piece mailing in ___________ magazine. The magazine will highlight the Company in a familiar newsletter or magazine format. Additionally, at the Company's option market makers names and phone numbers may be listed directly on the mailing piece for call-in generation. Campaign services for both choices will include creative writing, design, artwork, printing, list rentals, mail handling, postage, and business reply card coordination.

PUBLICATIONS

         Personal Investing News

         International, Money and Politics

PRINT MEDIA ADVERTISING

         An advertisement, geared to both brokers and investors, will be created and inserted in a major financial and investment related newspaper or magazine. The emphasis is to utilize publications that target and deliver large numbers of brokers and investors without the prohibitively high advertising costs of the more famous media counterparts.

OTHER SERVICES

         Such other services as are reasonably intended and designed to provide complete financial and public relations support to the Company during the term of this agreement as contemplated under this consulting agreement or as otherwise deemed appropriate by Consultant.

                                   SCHEDULE 5

                              Management Agreement

         This Agreement is effective as of the day of January, 1999, by and between SILER VENTURE, INC. (the "Company"), and TRADE WIND COMMUNICATIONS LIMITED, a Bermuda corporation (the "Consultant").

         WHEREAS, the Company is a publicly held company; and

         WHEREAS, the Company desires to retain Consultant to provide certain specified services for the Company, including without limitation the services outlined on Exhibit A.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       Duties and Involvement

         a. The Company hereby engages Consultant to provide management services set out below (the "Services"). Such services will generally include advice to and consulting with the Company's management concerning the conduct of a business distributing communication systems and data applications to clients in the financial services industry in Australia, particularly providing products and services that facilitate the execution of purchase and sale transactions involving securities, commodities and other financial instruments.

         b. Consultant acknowledges that neither Consultant nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

2.       Term

         This Agreement shall continue until two (2) years from date of execution. This Agreement shall terminate prior to that date at the election of the Company by written notice to Consultant in the event:

         a.       Consultant breaches a material term of this Agreement;

         b. Any representation given by Consultant to the Company is or becomes incorrect or misleading in a material respect; or

         c. Consultant becomes unable to pay its debts as and when it falls due, a resolution is passed or any steps are taken to wind up Consultant, an administrator, receiver, liquidator, provisional liquidator or other external controller is appointed to the Company or in respect of any of its assets.

3.       Compensation

         As total and complete consideration for the Services to be provided by Consultant to the Company, and provided that Consultant has not materially breached this Agreement, the Consultant or its designee shall receive US$5,000.00 per month payable on the seventh day of each month hereafter. In addition, Consultant shall be reimbursed for all reasonable out-of-pocket expenses incurred by Consultant with respect to the provided those expenses have been approved by the Company before being incurred.

4.       Services Not Exclusive

         Consultant shall devote such time and effort as necessary to discharge its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement, subject to the other terms and conditions hereof. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

5.       Confidentiality

         Consultant acknowledges that it will have access to confidential information regarding the Company and its businesses. Consultant agrees that it will not, during or subsequent to the term of this Agreement, use, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its businesses, including, but not limited to, the products, financial information, ideas, and other trade secrets of the Company, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof, and any other information identified by the Company as confidential except as expressly authorised by the Company.

6.       Assignment

         This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

         7. Notices - All notices required or permitted to be given under with Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) five (5) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to the Consultant at the address set forth beneath the signature line, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

         8. Entire Agreement - This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

         9. Non-waiver - A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

         10. Headings - Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

         11. Counterparts - This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

         12. Binding Effect - The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

         13. Severability - If any provision of this Agreement or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal, or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provision shall be enforced to the greatest extent possible under law.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first above written.

SILER VENTURE, INC.                    TRADE WIND COMMUNICATIONS
                                       LIMITED

By: /s/ Matt Ott                       By:_____________________________
     Matt Ott                          _____________________________
     President/Director